                                                                   EXHIBIT 10.16

             ARCH SUPPLEMENTARY AND DEFERRAL BENEFIT PENSION PLAN

                             Article I.  The Plan
                             --------------------

     1.1  Establishment of Plan.  Arch Chemicals, Inc. (the "Company" or "Arch")
          ----------------------
hereby establishes a Supplementary and Deferral Benefit Pension Plan for the benefit of certain salaried employees of Arch and other Employing Companies who may be eligible to participate in the Plan. The Plan is known as the "Arch Supplementary and Deferral Benefit Pension Plan" and is effective February 1, 1999 or, if later, the effective date of the spin-off of Arch from Olin Corporation (the "Effective Date"). For purposes of this Plan, an "Employing Company" means any company which has adopted this Plan and is included within the definition of an Employing Company under the terms of the Arch Chemicals Employees' Pension Plan and any other qualified defined benefit plans maintained by Arch (collectively, the "Qualified Plans").

     1.2  Purpose of Plan.  The purpose of this Plan is to provide benefits to
          ----------------
certain current and former salaried employees of Arch and other Employing Companies whose benefits under the Qualified Plans ("Qualified Plan Benefits") are limited (i) by Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) by the limitations on compensation that can be taken into account in calculating qualified plan benefits under Section 401(a)(17) of the Code, and (iii) by the inability to include in compensation for Qualified Plan Benefits any salary and awards of management incentive compensation that have been deferred by Eligible Employees into non-qualified plans or arrangements. These limitations are collectively referred to herein as "Benefit Limitations". This Plan is intended to provide such employees and their Beneficiaries with benefits ("Supplemental Pension Benefits") equal to the difference between what their Qualified Plan Benefits would be absent the Benefit Limitations, and what their Qualified Plan Benefits would be with the imposition of the Benefit Limitations.

     1.3  Nature of Plan.  This Plan is divisible into two components: that
          ---------------
portion which qualify for the exemption from the Employee Retirement Income Security Act ("ERISA") as an "excess benefit plan", and that portion which provides for benefits in excess of applicable compensation limits, and is intended to be a supplemental executive retirement plan for management and highly compensated employees.


                           Article II.  Eligibility
                           ------------------------

     2.1 Any salaried Arch Employee who is eligible to receive a Qualified Plan Benefit from the Company or an Employing Company, the amount of which is reduced by reason of the application of a Benefit Limitation (as previously defined) shall be a Participant in this Plan and be eligible to receive a Supplemental Pension Benefit as provided in this Plan. For purposes of this Plan, an "Arch Employee" includes (i) any employee who is defined as an Arch Employee within the meaning of the Employee Benefits Allocation Agreement dated as of _______________, 1999 by and between Arch and Olin Corporation ("Olin"), as well as (ii) any salaried employee hired by Arch after the Effective Date of this Plan.
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For purposes of this Plan, the term "Distribution Date" has the same meaning as that specified in the Distribution Agreement dated ___________________by and between Olin and Arch.

     2.2  Assumption of Prior Olin Plan Liabilities for Arch Employees;
          -------------------------------------------------------------
Transfers of Reserves.  In conjunction with establishing this Plan, Arch. hereby
----------------------
assumes the liabilities of Olin for the provision of benefits to participants who, immediately prior to the Distribution Date (as previously defined) were participants in either or both of the Olin Supplementary Pension Plan or the Olin Deferral Benefit Pension Plan as in effect on the Distribution Date (collectively, the "Olin Supplementary and Deferral Benefit Plan") and who, on and after the Effective Date and before February 1, 2000 transfer to, and become employed by Arch or its affiliated companies. In consideration of such assumption of liability, Olin has transferred, as of the Effective Date, to Arch (or to a rabbi trust established by Arch) the reserves (including any assets held in a rabbi trust or similar vehicle) reflecting the value of the accrued liabilities being transferred, determined in accordance with Olin's established policies and accounting methods, uniformly applied for calculating liabilities under its non-qualified plans. In the event that Olin or its affiliates at any time re-employs any Arch Employee, Olin shall assume the liability under this Plan associated with such re-employed individual and re-enroll such individual in the Olin Supplementary and Deferral Benefit Plan to the extent he or she is then eligible, provided that such employee releases Arch and this Plan from such liability.


                     Article III. Calculation of Benefits.
                     -------------------------------------

     3.1  Amount of Benefit. The Supplemental Pension Benefit payable to a
          ------------------
Participant retiring on or after his Normal Retirement Date shall be calculated in the form of a single life annuity, commencing at the Participant's Normal Retirement Date (as defined in the Qualified Plans) or, if later, his actual retirement date and shall be a monthly amount equal to the difference between
(a) and (b) below:

     (a) the monthly amount of the Qualified Plan Benefit to which the Participant would have been entitled had such benefit been calculated (i) including non-qualified deferred payments of regular salary and deferred awards under any applicable management incentive plan, and (ii) without regard to the Benefit Limitations imposed by Sections 415 and 401(a)(17) of the Code; and

     (b) the monthly amount of the Qualified Plan Benefit actually payable to the Participant.

The amounts described in (a) shall be calculated as of the date that the Participant terminates service with the Company and all other Employing Companies, in the form of a single life annuity payable over the lifetime of the Participant commencing at his Normal Retirement Date (or, if later, his actual retirement date).

For purposes of determining the amount and entitlement to the benefits described in (a) and (b) above, a Participant shall credited with the service, compensation, and accrued benefit that the Participant was credited with under the Olin Supplementary and Deferral Benefit Plan, and Olin qualified defined benefit pension plan(s) as of the Distribution Date, provided however that such crediting shall not occur under this Plan until such employee has released Olin and its affiliates, and the Olin Supplementary and Deferral Benefit Plan, from any liability, or claim for benefits, with respect to the Employee's participation in said plans.

     3.2  Transfers between Arch and Olin.  It is contemplated that Plan
          ---------------------------------
Participants may transfer their employment after the Distribution Date and before February 1, 2000 from Arch to Olin and vice versa and commence, or
                                              ---- -----
resume, participation in the Supplementary and Deferral Benefit Pension Plan(s) of the new employer.

     (a) Transfer to Olin From Arch.  In the event that a Plan Participant
         ---------------------------
transfers employment to Olin prior to February 1, 2000, benefit accrual under this Plan shall cease and Arch shall remain liable for payment of any benefits accrued under this Plan to the date of transfer. No separation from service shall be deemed to occur under this Plan permitting a distribution under this Plan and benefits hereunder shall not commence until the Participant has terminated his employment with Olin and has otherwise qualified for benefits hereunder. When commenced, benefits payable hereunder shall be based upon the Participants service with Arch (and, if applicable, any past service with, and compensation from, Olin and its affiliates recognized as of the Distribution
Date), provided, however that Arch shall continue to recognize a Participant's service with Olin and its affiliates subsequent to his transfer to Olin solely for purposes of determining the Participant's vesting and attainment of retirement dates under this Plan.

     (b) Transfer from Olin to Arch.  In the event that an Olin employee
         ---------------------------
transfers employment to Arch from Olin prior to February 1, 2000, benefit accrual under the Olin Supplementary and Deferral Benefit Plan shall cease and Olin shall remain liable for payment of any benefits accrued under those Plans to the employee's date of transfer to Arch. Benefits shall not commence under the Olin Supplementary and Deferral Benefit Plan until the former Olin employee terminates service with Arch and its affiliates and has otherwise qualified for benefits under the Olin Supplementary and Deferral Benefit Plan. Following such transfer, Olin shall continue to credit such employee's service with Arch and its affiliates subsequent to his transfer to Arch solely for purposes of determining his vesting and attainment of retirement dates under the Olin Supplementary and Deferral Benefit Plan. In computing the benefits, and determining attainment of retirement ages under this Plan, Arch shall recognize the compensation received, and service rendered by such Participant while employed by Olin and its affiliates up to the Participant's date of transfer to Arch. When benefits commence under this Pan, they shall be offset by the benefit that would be payable to the Participant from the Olin Supplementary and Deferral Benefit Plan, as of the date benefits commence hereunder, regardless of when such benefit under the Olin Supplementary and Deferral Benefit Plan actually commences.


                       Article IV.  Payment of Benefits
                       --------------------------------

     4.1. Benefits commencing on or after Reaching Early Retirement Date.
          ---------------------------------------------------------------

     (a) A Participant may retire from active service with Arch and all Employing Companies and commence benefits under this Plan at any time after reaching his fifty-fifth (55th) birthday (his "Early Retirement Date"), provided, however, that no election as to the commencement date of benefits under this Plan, including any election under Section 4.4, shall be given effect if not made at least twelve (12) full months prior to the Participant's actual retirement. A Participant may commence benefits under this Plan regardless of the date on which he actually commences benefits under the Arch Chemicals Employees' Pension Plan or other Qualified Plan.

     (b) For purposes of determining whether a Participant has reached his fifty-fifth (55th) birthday and, thus, is eligible to commence benefits under this Section 4.1(a) instead of on a deferred vested basis, any Participant who has completed at least seven (7) Years of Creditable Service (as defined in the Arch Chemicals Employees' Pension Plan) and who is at least age fifty-two (52), but less than age fifty-five (55) on the date his service is terminated (without taking into account any severance period) other than (i) for cause or (ii) as a result of a voluntary termination, shall be treated as continuing as an eligible Employee until the date on which the Participant reaches age fifty-five (55). A Participant in this Plan shall be credited with his prior service with Olin and its affiliates, as well as his service with Arch, in enabling the Participant to attain his early retirement age under this Plan. A Participant may not commence benefits hereunder until he actually reaches age fifty-five (55).

     (c) With respect to a Participant retiring from active service on or after reaching his Early Retirement Date, the Plan Administrator will calculate the Participant's retirement benefit then payable from all Arch non-qualified and Qualified Plans using, in the case of the Qualified Plan Benefit, the Benefit Limitations then in effect and based upon the benefit commencement date elected by the Participant for commencement of his qualified and non-qualified plan benefits. In the case of a Participant who elects to defer commencement of his Qualified Plan benefits, the Arch non-qualified pension plans, including this Plan, shall provide for the payment of the Participant's estimated Qualified Plan benefit until such time as the Participant actually commences his qualified plan benefit, at which time the amount of the Participant's non-qualified plan benefit, including the benefits payable from this Plan, shall be reduced dollar for dollar, but not below $0, by the amount of the Qualified Plan benefit ultimately payable to the Participant, based upon the Benefit Limitations in effect when the Participant actually commences receipt of such Qualified Plan benefit.

          4.2  Deferred Vested Employees. Any Participant who terminates active
               -------------------------
service with Arch and all Employing Companies prior to having reached age fifty-five (55), may commence benefits under this Plan at any time after having reached age fifty-five (55); provided, however, that his benefit hereunder shall subject to the actuarial reductions that would be applicable under the Arch Chemicals Employees' Pension Plan. In the event that an Arch Employee is re-employed by Olin prior to February 1, 2000, and again participates in the Olin Supplementary and Deferral Benefit Plan, no separation from service shall be deemed to occur permitting a distribution of benefits under this, or any other, provision of this Plan.

     4.3  Payment of Regular Monthly Benefits along with Qualified Plan
          -------------------------------------------------------------
     Benefits.
     --------

     (a) In the event that the Participant (i) does not elect to establish an employee-grantor trust in accordance with Section 4.4(a), (ii) does not elect to receive Accelerated Benefits in accordance with Section 4.4(a), and (iii) elects to commence his benefits under this Plan at the same time that he commences his Qualified Plan Benefit, then the Supplemental Pension Benefit payable hereunder shall be paid commencing at the same time and in the same form as that in which the Qualified Plan Benefit is payable to the Participant. If the Participant elects an actuarially equivalent form of benefit payment with respect to his Qualified Plan Benefit, that same form of payment shall apply to payment of his Supplemental Pension Benefit. Any election to receive regular monthly benefits under this Section 4.3 must be made at least one full year prior to the Participant's Accelerated Benefit Commencement Date.

     (b) An election by the Participant with respect to the timing and form of this Supplemental Pension Benefit shall be effective only if consented to by the Plan Administrator. If not so approved, then the timing and form of the Supplemental Pension Benefit shall be selected by the Plan Administrator in its sole discretion.

     (c) A Supplemental Pension Benefit that is payable in any form other than a single life annuity, or which commences at any time prior to the Participant's Normal Retirement Date shall be calculated using the same conversion factors and actuarial adjustments as those specified in the Qualified Plan as of the date that such benefit is being determined.


     4.4  Choice of Employee-grantor Trust or Payment of Accelerated Benefits.
          --------------------------------------------------------------------

     (a) As of October 31 of the calendar year following the year in which a Participant meets the Minimum Benefit Accumulation threshold provided for in
Section 4.5, the Actuarial Present Value (determined as hereinafter provided) of the after-tax amount of a Participant's Supplemental Pension Benefit shall be deposited in an employee-grantor trust established by the Participant unless, at least one full year prior to the funding of such employee-grantor trust, the Participant shall instead have elected to receive "Accelerated Benefits" as hereinafter provided.

     (i) If a Participant elects to receive Accelerated Benefits, then the Actuarial Present Value of such Benefits shall be paid, at the election of the Compensation Committee (or its designee), either in a single sum or in up to three (3) annual installments (such single sum or annual installments being referred to in this Plan as "Accelerated Benefits").

     (ii) The Participant's Accelerated Benefits shall commence on his Accelerated Benefit Commencement Date, which shall be twelve full months following a Participant's actual retirement date at age fifty-five (55) or later (the "Participant's "Accelerated Benefit Commencement Date"). For purposes of determining whether a Participant has reached his fifty-fifth
     (55th) birthday and, thus, is eligible to commence benefits under Section 4.1(a) instead of on a deferred vested basis under Section 4.2, Section 4.1(b) shall apply.

     (b) In the event that an actively employed Participant elects not to establish an employee-grantor trust, but instead to receive Accelerated Benefits, regular monthly benefits shall commence to be paid upon such Participant's actual retirement in accordance with Section 4.1 until such Participant reaches his Accelerated Benefit Commencement Date, at which time Accelerated Benefits shall be paid in the form and manner determined by the Compensation Committee (or its designee), either in a single sum, in up to three
(3) annual installments, or in a combination of annuity payments and either a single sum or annual installments

     (c) In lieu of funding an employee-grantor trust or receiving Accelerated Benefits, the Participant may elect, at least one full year prior to such Accelerated Benefit Commencement Date, to receive benefit payments in an annuity for life in accordance with Section 4.1 of this Plan.

     4.5  Assumptions used for Determining Amount to be contributed to Employee-
          ---------------------------------------------------------------------
     grantor Trust; Threshold for Accelerated Benefits.
     --------------------------------------------------

     (a)  Actuarial Assumptions for Employee-Grantor Trust.  In determining the
          ------------------------------------------------
Actuarial Present Value of the Participant's Plan benefit to be used for purposes of funding an employee-grantor trust, the benefit shall be determined

          (i) as of the close of the Plan Year (i.e., December 31) prior to the year in which the employee grantor trust is being funded;

          (ii) using the Code Section 415 limits and 401(a)(17) limits then currently in effect as of the date on which the actuarial present value is being determined o, alternatively, in the discretion of the Plan Administrator, using projected limits, determined based upon reasonable assumptions concerning cost-of-living indices;

          (iii) using an annuity purchase rate based upon a discount rate equal to the rate for a zero coupon Treasury strip (determined approximately at the time of the deposit to the employee-grantor trust) with a maturity that approximates the Participant's life expectancy determined as of the date the payment to the trust is scheduled to be made; and

          (iv) assuming that the benefit commences under this Plan

                    (a) on the Participant's 65th birthday, if the Participant terminates service (or is treated as terminating service) prior to age 55;

                    (b) on the Participant's 62nd birthday, if the Participant terminates service on or after reaching age 55 and before reaching age 62; and

                    (c) on the Participant's 65th birthday, if the Participant terminates service on or after reaching age 62.

     (b)  Actuarial Assumptions for Determining Accelerated Benefits.  In
          ----------------------------------------------------------
     determining the Actuarial Present Value of the Participant's Accelerated Benefit, the benefit shall be determined

          (i) as of the close of the Participant's retirement or termination of service; and

          (ii) using an annuity purchase rate based upon a discount rate equal to the rate for a zero coupon Treasury strip (determined approximately at the time that Accelerated Benefits are scheduled to commence) with a maturity that approximates the Participant's life expectancy determined as of the date the payment is scheduled to be made.

     (c)  Minimum Benefit Accumulation Threshold.  No Accelerated Benefits shall
          ---------------------------------------
     commence to be paid, and no Participant shall be given the opportunity to fund an employee-grantor trust, until the Participant has accumulated benefits under this Plan, and the Arch Senior Executive Pension Plan which, in the aggregate, have an actuarial present value of at least One Hundred Thousand Dollars ($100,000.00).

     4.6  Death Benefits.
          ---------------

     (a)  The Beneficiary of a Participant who dies after commencing regular
                                                    -----
monthly benefits under Section 4.1 of this Plan shall receive a death benefit under this Plan only if the form selected by, or in force with respect to, the Participant under the Qualified Plan provides for a death benefit. For purposes of this Plan, a Participant's Beneficiary shall be the Beneficiary designated to receive death benefits under the Qualified Plan.

     (b) The Beneficiary of a Participant who dies after having elected to receive Accelerated Benefits, but who as of the date of his death has not received the entire value of his Accelerated Benefits, shall receive the remainder of any Accelerated Benefits not yet paid in the form of payment in effect with respect to the Participant.

     (c) If a Participant dies prior to commencement of his Qualified Plan Benefits under circumstances in which a pre-retirement survivor annuity is payable under the Qualified Plan, then a supplemental surviving Spouse benefit shall be payable under this Plan in a monthly amount that shall be equal to the difference between

          (i) the monthly amount of the Qualified pre-retirement survivor benefit to which the surviving Spouse would have been entitled under the Qualified Plan had such benefit been calculated (i) including non-qualified deferred payments of regular salary and deferred awards under the management incentive plan, and (ii) without regard to the Benefit Limitations imposed by Sections 415 and 401(a)(17) of the Code; and

          (ii) the monthly amount of the Qualified pre-retirement survivor benefit that is actually payable to the surviving Spouse.

     (d) For purposes of this Plan, the term "Spouse" shall mean the person to whom a Participant is validly married at the date of his death, as evidenced by a marriage certificate issued in accordance with state law; provided however, that (i) if a Participant's Spouse at his or her death was not the Participant's Spouse at least 12 months prior to the Participant's death, no Surviving Spouse's retirement allowance shall be paid, and (ii) common law marriages shall not be recognized hereunder.


     4.7  Benefit Upon a Change of Control.
          --------------------------------

     (a)  Lump Sum Payment Upon a Change of Control.
          -----------------------------------------

     The spin-off of Arch from Olin shall not be deemed to be a change of control entitling any Participant herein to benefits under this Plan or the Olin Supplementary and Deferral Benefit Plan. Notwithstanding any other provision of the Plan, upon a Change in Control as defined in 4.7(c), each Participant covered by the Plan shall automatically be paid a lump sum amount in cash by the Company sufficient to purchase an annuity which, together with the monthly payment, if any, under a Rabbi or other trust arrangement established by the Company to make payments hereunder in the event of a Change in Control and/or pursuant to any other annuity purchased by the Company for the Participant to make payments hereunder, shall provide the Participant with the same monthly after-tax benefit as he would have received under the Plan based on the benefits accrued to the Participant hereunder as of the date of the Change in Control. Payment under this Section shall not in and of itself terminate the Plan, but such payment shall be taken into account in calculating benefits under the Plan which may otherwise become due the Participant thereafter.

     (b)  No Divestment Upon a Change of Control.  If a Participant is removed
          --------------------------------------
from participation in the Plan after a Change of Control has occurred, in no event shall his years of Benefit Service accrued prior to such removal, and the benefit accrued prior thereto, be adversely affected.

     (c)  Change of Control Defined.
          -------------------------

     For purposes of the Plan, a "Change in Control" of the Company shall have occurred in the event that

          (i) the Company ceases to be, directly or indirectly, owned of record by at least 1,000 stockholders;

          (ii) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), other than the

          Company, a majority-owned subsidiary of the Company or an employee benefit plan of the Company or such subsidiary (or such plan's related trust), become(s) the "beneficial owner" (as defined in Rule 13d-3 of the Act) of 20% or more of the then outstanding voting stock of the Company; or

          (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Company's Board of Directors (together with any new Director whose election by the Company's Board or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the Directors of the Company then still in office who either were Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office; or

          (iv) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entities, if any, that succeed to the business of the Company or (y) the combined company);.or

          (v) the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.


     (d)  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with the Plan subsequent to a Change in Control shall be settled exclusively by arbitration in Connecticut, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

                              Article V. Funding
                              ------------------

     5.1  Unfunded Plan.  This Plan shall be unfunded.  All payments under this
          -------------
Plan shall be made from the general assets of the Employing Company of the Participant. No provision shall at any time be made with respect to segregating any assets of Arch or another Employing Company for payment of benefits hereunder. No Participant, surviving Spouse or any other Beneficiary shall have any interest in any particular assets of an Employing Company by reason of the right to receive a benefit under this Plan and shall have the rights only of a general unsecured creditor of Employing Company with respect to any rights under the Plan.

     5.2  Liability for Payment.  Each Employing Company shall pay the benefits
          ---------------------
provided under this Plan with respect to Participants who are employed, or were formerly employed by it during their participation in the Plan. In the case of a Participant who was employed by more than one Employing Company, the Committee shall allocate the cost of such benefits among such Employing Companies in such manner as it deems equitable. The obligations of the Employing Company shall not be funded in any manner.

     5.3  Anti-alienation.  No Participant or Beneficiary shall have the right
          ---------------
to assign, transfer, encumber or otherwise subject to any lien any payment or any other interest under this Plan, nor shall such payment or interest be subject to attachment, execution or levy of any kind.


                        Article VI. Plan Administration
                        -------------------------------

     6.1  Plan Administrator.  The Company hereby appoints the Benefit Plan
          -------------------
Review Committee as the Plan Administrator (the "Plan Administrator" or "Committee"). Any person, including, but not limited to, the directors, shareholders, officers and employees of the Company, shall be eligible to serve on the Committee. Any person so appointed shall signify his acceptance by undertaking the duties assigned. Any member of the Committee may resign by delivering written resignation to the Company. The Company may also remove any member of the Committee by delivery of a written notice of removal, which shall take effect upon delivery or on a date specified. Upon resignation or removal of a Committee member, the Company shall promptly designate in writing such other person or persons as a successor.

     6.2  Allocation and Delegation.  The Committee members may allocate the
          -------------------------
responsibilities among themselves, and shall notify the Company in writing of such action and the responsibilities allocated to each member.

     6.3  Powers, Duties and Responsibilities.  Except for those powers
          -----------------------------------
expressly reserved to the Selection Committee, the Plan Administrator shall have all power to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, in accordance with the terms of the Plan. The Plan Administrator shall have the absolute discretion and power to determine all questions arising in connection with the administration, interpretation and application of the Plan. Any such determination by the Plan Administrator shall be conclusive and binding upon all persons. The Plan Administrator may correct any defect or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purposes of the Plan; provided, however, that such interpretation or construction shall be done in a non-discriminatory manner and shall be consistent with the intent of the Plan.

     The Plan Administrator shall:

          (a) compute the amount and kind of benefits to which any Participant shall be entitled hereunder;

          (b) maintain all necessary records for the administration of the Plan;

          (c) interpret the provisions of the Plan and make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

          (d) assist any Participant regarding his rights, benefits or elections available under the Plan; and

          (e) communicate to Participants and their Beneficiaries concerning the provisions of the Plan.

     6.4  Records and Reports.  The Plan Administrator shall keep a record of
          --------------------
all actions taken and shall keep such other books of account, records and other information that may be necessary for proper administration of the Plan. The Plan Administrator shall file and distribute all reports that may be required by the Internal Revenue Service, Department of Labor or others, as required by law.

     6.5  Appointment of Advisors.  The Plan Administrator may appoint
          ------------------------
accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan.

     6.6  Majority Actions.  The Committee shall act by a majority of their
          ----------------
numbers, but may authorize one or more of them to sign all papers on their behalf.

     6.7  Indemnification of Members.  The Company shall indemnify and hold
          ---------------------------
harmless any member of the Committee and of the Compensation Committee from any liability incurred in his or her capacity as such for acts which he or she undertakes in good faith as a member of such Committee.

     6.8  Construction of Plan Terms.  Except as otherwise expressly provided in
          ---------------------------
this Plan, all terms and conditions of the Qualified Plan shall be applicable to a Supplemental and Deferral Pension Benefit payable hereunder.


                    Article VII. Termination and Amendment
                    --------------------------------------

     7.1  Amendment or Termination.  The Company may amend or terminate the Plan
          ------------------------
at any time, in whole or in part, by action of its Board of Directors, the Compensation Committee of the Board, or any other duly authorized committee or officer. Any Employing Company may withdraw from participation in the Plan at any time. No amendment or termination of the Plan or withdrawal therefrom by an Employing Company shall adversely affect the vested benefits payable hereunder to any Participant for service rendered prior to the effective date of such amendment, termination or withdrawal.


                         Article VIII.  Miscellaneous
                         ----------------------------

     8.1  Gender and Number.  Whenever any words are used herein in the
          -----------------
masculine, feminine or neuter gender, they shall be construed as though they were also used in another

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

gender in all cases where such would apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in another form in all cases where they would so apply.

     8.2  Action by the Company.  Whenever the Company under the terms of this
          ---------------------
Plan is permitted or required to do or perform any act or thing, it shall be done and performed by an officer or committee duly authorized by the Board of Directors of the Company.

     8.3  Headings.  The headings and subheadings of this Plan have been
          ---------
inserted for convenience of reference only and shall not be used in the construction of any of the provisions hereof.

     8.4  Uniformity and Non Discrimination.  All provisions of this Plan shall
          ----------------------------------
be interpreted and applied in a uniform nondiscriminatory manner.

     8.5  Governing Law.  To the extent that state law has not been preempted by
          --------------
the provisions of ERISA or any other laws of the United States heretofore or hereafter enacted, this Plan shall be construed under the laws of the State of Connecticut.

     8.6  Employment Rights.  Nothing in this Plan shall confer any right upon
          ------------------
any Employee to be retained in the service of the Company or any of its affiliates.

     8.7  Incompetency.  In the event that the Plan Administrator determines
          -------------
that a Participant is unable to care for his affairs because of illness or accident or any other reason, any amounts payable under this Plan may, unless claim shall have been made therefor by a duly appointed guardian, conservator, committee or other legal representative, be paid by the Plan Administrator to the spouse, child, parent or other blood relative or to any other person deemed by the Plan Administrator to have incurred expenses for such Participant, and such payment so made shall be a complete discharge of the liabilities of the Plan therefor.


     IN WITNESS WHEREOF, Arch Chemicals, Inc. has caused this Plan to be executed by its duly authorized officer as of February 1, 1999.



Dated:                              ARCH CHEMICALS, INC.



                                    By_________________________________
                                    Its

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